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                                                                     EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-54862.

                                       ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  June 25, 1997